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                                                                 EXHIBIT 10.22

                                 PICIS, INC.

                        DEFERRED STOCK AWARD AGREEMENT

      This Deferred Stock Award Agreement (this "Agreement") is executed as of December 31, 2005, by and between PICIS, Inc., a Delaware corporation (the "Company"), and the Honorable Tommy Thompson, (the "Participant").

                             W I T N E S S E T H:

      WHEREAS the Board of Directors of the Company has agreed to award the Participant 150,000 shares of deferred stock of the Company as an incentive for the Participant to serve as a non-employee director of the Company for the continued success of the Company.

      NOW, THEREFORE, in consideration of the benefits that the Company will derive in connection with the services to be rendered by the Participant, the Company and the Participant hereby agree as follows:

      1. DEFERRED STOCK; NUMBER OF SHARES. The Participant is hereby granted 150,000 shares of Deferred Stock. Each share of Deferred Stock represents the right to receive one share of the Company's common stock (a "Share") at such future time as is set forth in this Agreement. Notwithstanding anything contained in this Agreement to the contrary, in the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the amount distributed to the Participant in exchange for the 150,000 shares of Deferred Stock shall be appropriately adjusted as determined by the Company's Board of Directors (the "Board").

      2. DIVIDENDS AND DISTRIBUTIONS. As of each record date for the payment of dividends on the Company's Shares, the Participant shall be granted a number of additional shares of Deferred Stock equal to the quotient of the amount of dividends which would have been received by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock held by the Participant immediately before such dividend, divided by the Fair Market Value on such date. In the event of any distribution with respect to Shares other than a cash dividend, then the Participant shall be granted a number of additional shares of Deferred Stock which could have been purchased at the Fair Market Value as of the date of such distribution with an amount equal to the Fair Market Value of the consideration which would have been received on such date by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock then held by such Participant. "Fair Market Value" means the value of a Share as determined in good faith by the Company's Board, with the Board's determination being binding on the Company and the Participant for all purposes.

      3. VESTING PROVISIONS. The Deferred Stock granted to the Participant hereunder shall vest as to 50,000 shares of Deferred Stock on the first annual anniversary date hereof and an additional 50,000 shares of Deferred Stock shall vest on each of the two (2) subsequent annual



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anniversaries of such date, provided that the Participant is serving as a member of the Company's Board on each such date. Notwithstanding anything to the contrary contained in this Agreement, any unvested Deferred Stock hereunder shall immediately vest upon the occurrence of a Change of Control while Participant is serving as a member of the Company's Board. "Change in Control" shall mean any of the following events:

                  (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (a "Person"), after the date hereof, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") plus the then outstanding shares of preferred stock of the Company, on an as converted basis or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph 3; and provided, further, that for purposes of this subsection and subsection (iii), below, none of the stockholders of the Company, and/or any person who becomes a stockholder of the Company in a private placement conducted by the Company shall be aggregated and treated as members of a group constituting a single "Person"; or

                  (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

                  (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company for which approval of the shareholders of the Company is required (a "Business Combination"), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively; the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the

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      corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  Notwithstanding the foregoing, (a) in no event will an initial public offering of the stock of the Company constitute a Change in Control and (b) subparagraph (iv) will only be included as a Change of Control to the extent it would not cause payments hereunder to be subject to penalty under Section 409A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

      Following the occurrence of an event which is not a Change in Control whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

      4. PROHIBITION AGAINST TRANSFER OF DEFERRED STOCK. Except as provided herein, Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process. The Participant shall have the right to transfer Deferred Stock upon his death, either to his designated beneficiary (such designation to be made in writing at such time and in such manner as the Company shall prescribe or approve), or, he dies without a surviving designated beneficiary, by the terms of the Participant's will or under the laws of descent and distribution.

      5. DISTRIBUTION OF DEFERRED STOCK. The Shares represented by the Deferred Stock shall be distributed to the Participant within 30 days after the first to occur of (a) the date the Participant terminates his services as a member of the Board, provided such termination qualifies as a "separation from service" under Section 409A of the Code or any guidance promulgated thereunder (b) a Change in Control, provided such Change in Control qualifies as a "change in the ownership or effective control" or a "change in the ownership of a substantial portion of the assets" of the Company under
Section 409A of the Code or any guidance promulgated thereunder; or
(c) December 31, 2010. The Company shall have the right to delay the issue or

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delivery of any Shares to be delivered hereunder until (i) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, or (ii) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

      6. PARTICIPANT'S REPRESENTATIONS. The Participant acknowledges that he or she shall have no interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed. This will continue to be the case even though the Company has established a trust to hold the Shares (a so-called "Rabbi Trust"). The Participant further acknowledges that the award of the Deferred Stock, in and of itself, is not a guaranty of Participant's continued membership on the Board. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time the Shares are distributed to the Participant in accordance with Paragraph 5, above, the Participant shall, if required by the Company, concurrently with the delivery of the Shares, deliver to the Company his Investment Representation Statement, in the form attached hereto as EXHIBIT A, and in such other form as is then acceptable to the Company's securities counsel.

      7. RIGHT OF FIRST OFFER FOR SHARES. The following provisions of this Section 7 apply after a distribution of the Shares to the Participant pursuant to Section 5 hereof, but only for the period prior to an in initial public offering of the Company's common stock (an "IPO"). In addition, any transfer of Shares by the Participant to a purchaser in a Change of Control is not governed by this Section 7.

            (a) NOTICE OF TRANSFER. Except in the case of a transfer to a Permitted Transferee or an Involuntary Transfer, as defined below, if the Participant intends to transfer all or any portion of his Shares, he must send a Notice of Transfer to the Company, and the applicable provisions of this Section 7 must be complied with, before a transfer will be effective and the transferee will be considered a shareholder of the Company. Subject to subsection (c) below, the Notice of Transfer shall constitute an irrevocable and exclusive offer to the Company to purchase all the Participant's Shares proposed to be transferred at the price and on the terms and conditions specified in the Notice of Transfer.

            (b) OPTIONS TO PURCHASE. The Company shall have 30 days from the date of receipt of the Notice of Transfer to exercise its right to purchase contained in this Section 7 by providing written notice of such exercise to the Participant. If exercised, the Participant shall be obligated to sell, and the Company shall be obligated to purchase, all of the Participant's Shares being offered upon the same terms, conditions and price as described in the Notice of Transfer.

            (c) TRANSFER TO THIRD PARTY. If all of the Participant's Shares designated in the Notice of Transfer are not purchased as provided in
Section 7(b), the Participant may transfer Shares pursuant to this
Section 7(c), provided the following conditions are met:

                  (i) The Participant may transfer all (but not less than all) of the Shares identified in the Notice of Transfer to a transferee third party at the same (or a greater)

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      price and on the same (or less favorable to the transferee) terms of payment specified in the Notice of Transfer, provided that the transfer is made within 120 days after the date of the Notice of Transfer.

                  (ii) The transferee must, as part of the closing of the transfer, take all actions and execute all instruments required by the Company in order for the transfer to comply with any applicable federal or state laws and regulations relating to the transfer of Shares.

      If the Shares proposed to be transferred pursuant to the Notice of Transfer are not transferred within the applicable periods and in accordance with the foregoing provisions of this Section 7(c), the Shares shall again be subject to the restrictions of this Section 7.

            (d)   DEFINITIONS.

                  (i) "Permitted Transferee" means (1) the spouse or lineal descendants of the Executive, (2) a custodian or guardian for such person, such person's spouse, or such person's lineal descendants,
      (3) a trust solely for the benefit of the Executive or the persons referenced in (1) or (2), (4) a corporation or other entity 100% owned by the Executive or any of the persons listed in (1), (2) or (3), if, in all cases, such person(s) and/or the transferee entity agree to restrictions that put the Company in the same position as if the Shares were still held by the Executive.

                  (ii) "Involuntary Transfer" means a transfer as a result of the Executive's death or by operation of law, including the Executive's bankruptcy.

      8. LOCK-UP PERIOD. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

      9. GOVERNING LAW. This Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

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      IN WITNESS WHEREOF, the Company has caused these presents to be executed as of the date and year first above written, which is the date of the granting of the Deferred Stock evidenced hereby.

                                          PICIS, INC.

                                          By:    /S/ R. Scott Lentz
                                          ------------------------------------



      The undersigned Participant hereby accepts the foregoing Deferred Stock and agrees to the several terms and conditions hereof.

                                                /S/ TOMMY G. THOMPSON
                                          ------------------------------------

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                                  EXHIBIT A

                     INVESTMENT REPRESENTATION STATEMENT

      PARTICIPANT:      _____________________________

      COMPANY:          PICIS, INC.

      SECURITY:         COMMON STOCK

      AMOUNT:           _____________________________

      DATE:             _____________________________

      In connection with the receipt of the above-listed common stock, the undersigned Participant represents to the Company the following:

            (a) Participant is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

            (b) Participant acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered (nor is registration contemplated) under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of
Participant's investment intent as expressed herein.   In this connection,
Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other
fixed period in the future.   Participant further understands that the
Securities are not freely tradable and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from
such registration is available.   Participant further acknowledges and
understands that the Company is under no obligation to register the Securities, or to publicly disseminate information concerning the Company
pursuant to the Securities Exchange Act of 1934, as amended.   Participant
understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

                                          Signature of Participant:

                                          ---------------------------------

                                          Date:
                                                ---------------------------

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